NYSE MKT: SYN September 2013

Forward - Looking Statements This presentation includes forward - looking statements on Synthetic Biologics’ current expectations and projections about future events . In some cases forward - looking statements can be identified by terminology such as "may," "should," "potential," "continue," "expects," "anticipates," "intends," "plans," "believes,“ "estimates,” “indicates,” and similar expressions . These statements are based upon current beliefs, expectations and assumptions and are subject to a number of risks and uncertainties, many of which are difficult to predict and include statements regarding our clinical trials, our establishment of collaborations and our execution of our growth strategy . The forward - looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward - looking statements . Important factors that could cause actual results to differ materially from those reflected in Synthetic Biologics’ forward - looking statements include, among others, a failure of our product candidates to be demonstrably safe and effective, a failure to initiate clinical trials and if initiated, a failure to achieve the desired results, a failure to obtain regulatory approval for our product candidates or to comply with ongoing regulatory requirements, regulatory limitations relating to our ability to promote or commercialize our product candidates for the specific indications, a lack of acceptance of our product candidates in the marketplace, a failure of us to become or remain profitable, a failure to establish collaborations, our inability to obtain or maintain the capital or grants necessary to fund our research and development activities, a loss of any of our key scientists or management personnel, and other factors described in Synthetic Biologics’ report on Form 10 - K for the year ended December 31 , 2012 , subsequent Form 10 - Qs and any other filings with the SEC . The information in this presentation is provided only as of the date presented, and Synthetic Biologics undertakes no obligation to update any forward - looking statements contained in this presentation on account of new information, future events, or otherwise, except as required by law . 2 NYSE MKT: SYN

Investment Proposition • Building portfolio of targeted biological anti - infectives for the prevention and treatment of serious infectious diseases ̶ Innovative, first - in - class product candidates ̶ Large markets ̶ Shorter treatment period may reduce clinical trial duration • Clinical - stage ̶ Multiple sclerosis (MS) – Phase II [potential partnering opportunity] ̶ Prevention of Clostridium difficile (C. difficile ) infections • Strategic collaboration with Intrexon Corporation (NYSE: XON) ̶ Pertussis infections (whooping cough) [IND - enabling study ] ̶ Acinetobacter infections (potentially lethal infection increasing in ICUs and military injuries ) ̶ Option on an additional infectious disease target ̶ Publicly - traded biotechnology company led by CEO, RJ Kirk • Experienced management team and advisors 3 NYSE MKT: SYN NYSE MKT: SYN

Management Team 4 • Jeffrey Riley, CEO Pfizer, Nichols Institute (Quest), SmithKline Beecham, QIC • C. Evan Ballantyne , CFO Clinical Data, Inc., Avedro , ZymeQuest , ACNielsen, IMS • John Monahan, Ph.D., EVP R&D Avigen , Somatix , Triton Biosciences, Hoffman - LaRoche • Carol Reed, M.D., SVP Clinical/Regulatory Clinical Data, Inc., Genaissance Pharmaceuticals, Inc., Bayer Pharmaceuticals, Inc. • Michael Kaleko, M.D., Ph.D ., SVP R&D Genetic Therapy, Inc. (Novartis), Advanced Vision Therapies (currently known as Wellstat Ophthalmics ) • Lewis Barrett, SVP Commercial Strategy Pfizer , Wyeth Pharmaceuticals NYSE MKT: SYN

Product Pipeline 5 NYSE MKT: SYN * - SYN - 004, 2 nd generation oral enzyme candidate under development based on 1 st generation candidate (P1A) Phase II results I - Intrexon collaboration – design, engineering and optimization of lead candidates T - The University of Texas at Austin – antibody research Therapeutic Area Product Candidate Biologic Agent/ Drug Compound Discovery Preclinical Phase I Phase II Phase III Relapsing - remitting m ultiple sclerosis Trimesta TM Oral estriol Cognitive dysfunction in multiple sclerosis Trimesta TM Oral estriol C. difficile infection prevention SYN - 004* Oral enzyme Pertussis (whooping cough) SYN - 005 I,T Monoclonal antibody Acinetobacter infections SYN - 001 I Monoclonal antibody

Estriol “Pregnancy Hormone” – Linked to decreased MS relapse rates • Estriol − Hormone produced by placenta during pregnancy with highest level in 3 rd trimester − Large safety database exists from prior foreign approvals for treatment of post - menopausal symptoms • Landmark observational study published in New England Journal of Medicine in 1998 1 − Study of 254 women diagnosed with MS prior to pregnancy − Relapse rates: ▪ Significantly reduced in 3 rd trimester of pregnancy (p<0.001) * ▪ Significantly increased three months post - partum (p<0.001) * 6 * C ompared to pre - pregnancy levels NYSE MKT: SYN

MS: Relapsing - Remitting MS Phase II Clinical Trial of Trimesta TM (oral estriol) • Multi - center, investigator - initiated, randomized, double - blind, placebo - controlled trial 2 ̶ Relapse rates at 2 years of oral Trimesta / Copaxone ® vs. placebo/ Copaxone ® • Trial status ̶ Enrollment complete: 164 female patients at 15 U.S. centers ̶ Final patient, final visit expected January 2014 ̶ Topline results expected 1H 2014 • $ 8 million + in grant funding supporting trial • Principal investigator: Rhonda Voskuhl , M.D., Professor of Neurology, Director of the UCLA MS Program 7 Copaxone ® is a registered trademark of Teva Pharmaceutical Industries Ltd. NYSE MKT: SYN

MS: Market • 400,000 MS patients in U.S. (~2.1 million worldwide) 3 • $14.1 billion current estimated worldwide sales 4 • Issued U.S. patent includes claims for use of Trimesta in combination with Copaxone ® Trimesta Opportunity – Oral add - on MS therapy 8 NYSE MKT: SYN Teva/Copaxone $4.178 30% Biogen Idec/Avonex $2.929 21% Merck KGaA/Rebif $2.425 17% Biogen Idec/Tysabri $1.703 12% Bayer/Betaseron $1.512 11% Novartis/Extavia $0.159 1% Novartis/Gilenya $1.195 8% Copaxone ® is a registered trademark of Teva Pharmaceutical Industries Ltd.

Emerging Worldwide Crisis 9 SYN building portfolio of biologics for serious infectious diseases “Infections were the second leading cause of death worldwide in 2002, killing nearly 15 million people – almost 1 in 3 deaths across the globe ” “Multidrug - resistant microbes infect more than 2 million Americans each year” Brad Spellberg, M.D., Rising Plague 5 NYSE MKT: SYN

Current Market Limited Solutions Significant Unmet Medical Needs Limited Big Pharma Investment SYN Products Targeted Biologics Novel Antibacterial R&D GAIN Act Revolutionize Infectious Disease Treatment 10 NYSE MKT: SYN SYN infectious disease strategy • Large and growing markets • Infectious disease outbreaks increasing • Widespread multidrug - resistant pathogens • Additional market exclusivity • Fast track • Accelerated NDA reviews • Limited patient population opportunities

11 • 24 million patients administered IV antibiotics annually in the U.S. 6 – 1.1 million patients infected with C. diff annually 7 – Patients with C. diff hospitalized approximately 4 - 7 extra days 8 – $ 8.2 billion in costs associated with C. diff - related stays in hospital 9 – 30,000 C. diff - related deaths annually 10 • IV antibiotics may be excreted into gastrointestinal (GI) tract where they can upset the natural balance of the microbiome • This imbalance can result in the overgrowth of disease - causing bacteria such as C . diff • Toxigenic C . diff causes diarrhea , colitis and may result in death C. d ifficile (C. diff) Infections Leading cause of hospital - acquired infections NYSE MKT: SYN There are currently no approved products for the prevention of C. difficile infections

12 SYN - 004: Co - Administered with Antibiotics Prophylactic treatment for prevention of C. diff infections • Oral enzyme to be co - administered with penicillins or cephalosporins ( β - lactam antibiotics) ̶ Remain within the intestine to degrade certain IV β - lactam antibiotics ̶ Preventative treatment expected to protect the healthy microflora from the overgrowth of C. diff • Phase I and II studies of 1 st generation oral candidate* demonstrated safety, tolerability and preservation of GI microflora when co - administered with certain penicillins • SYN - 004, a 2 nd generation candidate intended to expand activity to include penicillins plus cephalosporins • SYN - 004 patent pending on compositions of matter and methods of use through 2031 * P1A is 1 st generation candidate NYSE MKT: SYN

SYN - 004: Co - Administered with Antibiotics Intended to neutralize effects of β - lactam antibiotics in GI tract 13 Patient hospitalized with PRIMARY infection ( eg . pneumonia) Administer IV β - lactam antibiotic for primary infection SYN - 004 eliminates the antibiotic, protecting native microflora and prevent C. diff infection Co - administer oral SYN - 004 with IV β - lactam antibiotic Antibiotic enters the GI tract leading to C. diff infection Unprotected GI tract Protected GI tract NYSE MKT: SYN

SYN - 004: Market Potential Intended to target certain IV β - lactam antibiotics NYSE MKT: SYN 14 14.4M Patients 13 26.5M Prescriptions 12 117.6M Doses of “SYN - 004 target” β - lactam antibiotics purchased by hospitals to fill patient prescriptions 11 * Based on U.S. market data in 2012 SYN - 004 Target Market *

Paradigm Shift Decrease in C. diff infections expected with co - administration of SYN - 004 NYSE MKT: SYN 15 Antibiotics Treatments • β - lactam • Fluoroquinolone • Clindamycin • Other • Metronidazole • Vancomycin • Fidaxomicin Current Paradigm SYN - 004 Paradigm C. diff Infections β - lactam Antibiotics* + SYN - 004 SYN - 004 intended to protect the natural balance of the microbiome from C. diff infections PREVENTION * I ntended to include penicillins plus cephalosporins

Pertussis Infections Millions of whooping cough cases globally per year • Despite aggressive vaccination strategies, incidence of Pertussis is increasing 14,15 ̶ Less effective vaccine introduced in the 1990s ̶ Non - compliance with standard vaccinations ̶ ~41,000 cases per year in the U.S. 16 • Unvaccinated infants most vulnerable • 50 million worldwide cases of whooping cough each year 17 ̶ 300,000 deaths worldwide 17 (primarily infants) • Antibiotics are not effective in treating disease symptoms • SYN - 005 mAb in development ̶ mAb intended to neutralize pertussis toxin to diminish morbidity and mortality ̶ Collaborations with Intrexon and The University of Texas at Austin 16 NYSE MKT: SYN

Acinetobacter Infections Increasingly pandrug - resistant gram - negative bacteria • M ortality rates as high as 43% reported 18 • Billion dollar market opportunity 19 • Survives on dry surfaces for up to 36 days ̶ Survives twice as long as non - biofilm - forming pathogens 20 • Acinetobacter infection profile ̶ 2.6% of hospital acquired infections 21 ̶ 7 % of ICU respiratory tract infections 21 ̶ Key infection sites include: lungs, heart, blood, urinary tract, CNS, skin and soft tissues • Increasing cause of trauma - related infections in wounded military personnel and victims of natural disasters 22 • mAb development collaboration with Intrexon 17 NYSE MKT: SYN

Corporate Snapshot • Current Price : $1.57 (as of 9/3/13) • 52 Week Range: $1.34 - $ 2.55 • Average Volume (3 months): 54,027 • Shares Outstanding: ~44.7 million (as of 8/12/13) • Market Capitalization: ~$70 million • Cap Structure: Common, no debt, no preferred • Cash: ~$6.9 million (as of 6/30/13) • Offices in Rockville, Maryland 18 NYSE MKT: SYN NYSE MKT: SYN

19 Upcoming Milestones NYSE MKT: SYN • Phase II relapsing - remitting MS clinical trial ̶ Final patient, final visit (January 2014) ̶ Topline results ( 1H 2014) • SYN - 004 oral enzyme preventative treatment for C. diff ̶ Initiate cGMP manufacturing (3Q 2013) ̶ Initiate clinical trials (2H 2014) • mAb for Pertussis infections ̶ Initiate large animal study (4Q 2013) [IND - enabling study] • mAbs for Acinetobacter infections ̶ Generate panel of antibodies (ongoing)

Sep 2013 – 9.9.2013 – FINAL NYSE MKT: SYN September 2013

References Slide 6: 1 Pr egnancy I n M ultiple S clerosis (PRIMS) Study; Confavreux , C., Hutchinson, M., Hours, M.M., Cortinvis - Tourniaire , P., Moreau, T., and the Pregnancy in MS Group (1998). Rate of Pregnancy - Related Relapse in Multiple Sclerosis. New England Journal of Medicine , 339, 285 - 291. Slide 7 : 2 www.clinicaltrials.gov/ct2/show/NCT00451204 Slide 8 : 3 National Multiple Sclerosis Society. http:// www.nationalmssociety.org 4 Credit Suisse. Multiple Sclerosis - Evolution or Revolution Report. March 18, 2013. Slide 9 : 5 Spellberg, B. Rising Plague: The Global Threat from Deadly Bacteria and Our Dwindling Arsenal to Fight Them. Copyright 2009. Slide 11 : 6 - 7 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republic ation. 8 (APIC) National Prevalence Study of Clostridium difficile in U.S. Healthcare Facilities. November 11, 2008. http:// hospitalacquiredinfections.blogspot.com/2008/12/november - 11 - 2008 - association - for.html . 9 Agency for Healthcare Research and Quality. Healthcare and Cost Utilization Project. Statistical Brief #124. Clostridium difficile Infections (CDI) in Hospital Stays, 2009. January 2012. Available at http://www.hcup - us.ahrq.gov/reports/statbriefs/sb124.pdf . 10 U.S . Department of Health & Human Services. Agency for Healthcare Research and Quality. January 25, 2012. Available at http://www.ahrq.gov/news/nn/nn012512.htm . Accessed November 5, 2012 . Slide 13 : 11 - 13 This information is an estimate derived from the use of information under license from the following IMS Health Incorporated inf ormation service: CDM Hospital database for full year 2012. IMS expressly reserves all rights, including rights of copying, distribution and republic ation. 21 NYSE MKT: SYN

References 22 Slide 16 : 14 Misegades LK, Winter K, Harriman K, Talarico J, Messonnier NE, Clark TA, Martin SW, Association of childhood pertussis with receipt of 5 doses of pertussis vaccine by time since last vaccine dose, California, 2010. JAMA, 2012 Nov 28;308(20): 2126 - 32. 15 Centers for Disease Control and Prevention. Pertussis Epidemic – Washington, 2012. Morbidity and Mortality Weekly Report. July 20, 2012. 16 Centers for Disease Control and Prevention . 2012 Provisional Pertussis Surveillance Report. January 4, 2013. 17 World Health Organization. Pertussis: Immunization surveillance, assessment and monitoring. http ://www.who.int/immunization_monitoring/diseases/pertussis_surveillance/en/ Slide 17 : 18 Falagas , ME, Bliziotis , LA, and Siempos , II. Attributable mortality of Acinetobacter baumannii infections in critically ill patients: a systematic review of matched cohort and case - control studies. Critical Care 2006, 10:R48. 19 Barrett, L. Former VP of US Marketing and Global Business Manager Infectious Diseases at Wyeth. Guest Blog, Antibiotic Market s a nd SPLU. http://antibiotics - theperfectstorm.blogspot.com/2012/03/antibiotic - markets - and - splu - guest.html . March 20, 2012. 20 Espinal P, Martí S, Vila J. Effect of biofilm formation on the survival of Acinetobacter baumannii on dry surfaces. J Hosp Infect. 2012 Jan; 80(1):56 - 60. Epub 2011 Oct 4. 21 Jones, M, et al. Emerging resistance among bacterial pathogens in the intensive care unit – a European and North American Survei llance study (2000 - 2002). Ann Clin Microbiol Antimicrob ; 3(14).; Wisplinghoff , H, et al. Nosocomial Bloodstream Infections in US Hospitals: Analysis of 24,179 Cases from a Prospective Nationwide Surveillance Study. Clin Infect Dis 2004; 39(3): 309 - 17.; Wachter , K. Step Aside, MRSA, Here Comes Acinetobacter . OB. GYN. News, January 15, 2006. 22 Camp, C and Tatum, OL. A Review of Acinetobacter baumannii as a Highly Successful Pathogen in Times of War. LABMEDICINE. November 2010, Vol. 41, Number 11. NYSE MKT: SYN